================================================================================










                            STOCK EXCHANGE AGREEMENT

                                  BY AND AMONG

                             EBIZ ENTERPRISES, INC.,

                                INFOMAGIC, INC.,

                                 KIM GOLDBERGER,

                                       AND

                                 JOEL GOLDBERGER


                                 MARCH 22, 2000










================================================================================

                            STOCK EXCHANGE AGREEMENT

     THIS STOCK EXCHANGE AGREEMENT (this "AGREEMENT") is made and entered into as of March 22, 2000 by and among Ebiz Enterprises, Inc., a Nevada corporation ("PURCHASER"), InfoMagic, Inc., an Arizona corporation ("COMPANY"), and Kim Goldberger and Joel Goldberger, (collectively the "STOCKHOLDERS").

                                    RECITALS:

     A. The Company owns and operates commercial World Wide Web sites (located at www.infomagic.com and at www.windowsmegasite.com) that provides the Linux, windows and open source software community with various software titles;

     B. Stockholders, in the aggregate, are the beneficial owners of 100% of the issued and outstanding capital stock of the Company; and

     C. Stockholders and Purchaser desire to exchange all of their capital stock of the Company for shares of common stock of Purchaser.

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS.

     "AFFILIATE" means any business entity which, directly or indirectly, alone or together with others, controls, is controlled by, or is under common control with another person.

     "AGREEMENT" means this Stock Exchange Agreement and each of the Schedules and certificates delivered with this Agreement. Such Schedules and certificates are incorporated by reference and made a part of this Agreement.

     "BOOKS" means the books of account, minute books, stock certificate books and stock transfer ledgers of the Company.

     "BUSINESS" means the operation of the Company's business as currently conducted, including operation of the World Wide Web site currently located at www.infomagic.com.

     "BUSINESS ENTITY" means any person, corporation, partnership, limited liability company, joint venture, or other entity.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMPANY" has the meaning ascribed to it in the introductory paragraph of this Agreement.

     "CONTRACT" means any contract, indenture, mortgage or deed of trust, lease,
guaranty,   insurance  policy,   bond,   license,   instrument,   understanding,
obligation, or other agreement.

     "EBIZ SHARES" shall have the meaning ascribed to it in Section 2.1 hereof.

     "EMPLOYMENT   CONTRACTS"  means  all  employment   agreements,   consulting
agreements, and collective bargaining agreements.

     "EMPLOYMENT PLANS" means all executive compensation plans, bonus plans, holiday and other bonus practices, deferred compensation agreements, pension or retirement plans, employee stock option or stock purchase plans, employee life, health, and accident insurance, and other employee benefit plans, agreements, arrangements or commitments.

     "ENCUMBRANCE" means any mortgage, pledge, lien, claim, charge, security interest, restriction or other encumbrance.

     "ENVIRONMENTAL DOCUMENTS" has the meaning given it in Section 6.15.

     "ENVIRONMENTAL LAW" means all Laws relating to the environment or Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Supervened Amendments and Reauthorization Act of 1986 ("CERCLA"), 42 U.S.C.ss. 9601 ET SEQ.; the Toxic Substance Control Act ("TSCA"), 15 U.S.C.ss. 2601 ET SEQ.; the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1802 ET SEQ.; the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C.ss. 9601 ET SEQ.; the Clean Water Act ("CWA"), 33 U.S.C. ss.1251 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C.ss. 300(f) ET SEQ.; the Clean Air Act ("CAA"), 42 U.S.C. ss. 7401 ET SEQ.; Federal Insecticide, Fungicide and Rodentcide Act ("FIFRA"), 7 U.S.C.ss. 136 ET SEQ.; and the Solid Waste Disposal Act ("SWDA"), 42 U.S.C.ss. 6901 ET SEQ.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "FINANCIAL STATEMENTS" and "FINANCIAL STATEMENTS DATE" have the meaning ascribed them in Section 6.8.

     "GOVERNMENT" means any legislature, executive, department, administrative agency, municipality, subdivision, instrumentality, or other authority of the United States, any state, or any foreign country.

     "HAZARDOUS MATERIALS" means hazardous wastes, hazardous substances, hazardous constituents, toxic substances, pollutants, contaminants, radioactive materials, related materials, and any other substances, constituents or wastes, whether solids, liquids or gases, subject to regulation under any Environmental Laws.

     "INDEMNIFIED PARTY" and "INDEMNIFYING PARTY" shall have the meanings ascribed to them in Section 10.1 hereof.

     "INTELLECTUAL  PROPERTY"  means  all  patents,   trademarks,  trade  names,
Internet domain names, service marks, other trade rights, logos, slogans, copyrights, licenses and similar intangibles.

     "LAW" means any law, statute, ordinance, rule, regulation, order, judgment, injunction or decree.

     "LOSS" means all expenses (including reasonable attorneys fees), losses, claims, damages and liabilities.

     "ORDER" means any order, decree, decision, injunction, finding or judgment.

     "PERMITS" means all approvals, permits, licenses, filings, registrations, certificates, orders, authorizations, qualifications or other consents from any Government, self-regulatory authority or any other third party.

     "PROCEEDING" means any claim, action, suit, mediation, arbitration, labor grievance, Government investigation or other legal or administrative proceeding.

     "PROPERTIES" means all material properties and assets reflected in the Financial Statements or in Schedule 6.16.

     "PURCHASER" has the meaning ascribed to it in the introductory paragraph of this Agreement.

     "SEC" means the United States Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITY RIGHTS" means all subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements to acquire common stock or other securities of a business entity.

     "SOFTWARE" means all computer software applications utilized by the Company.

     "SHARES" means all of the outstanding capital stock of the Company, including without limitation, all common stock, all preferred stock, any other equity interests in the Company, and any options, warrants or other rights to acquire any equity interests in the Company.

     "STOCKHOLDERS" has the meaning ascribed to it in the introductory paragraph of this Agreement.

     "TAX" means any tax, assessment, or governmental charge or deposit (including income, property, ad valorem, gross receipts, sales, use, value added, occupation, franchise, transfer, excise, goods and services, payroll, employment, withholding, and social security tax), and all interest and penalties, whether disputed or not, imposed by any Government.

     "TRANSACTION" means the exchange of stock contemplated by this Agreement and all other transactions contemplated hereby.

     "WEB  SITES"  means  the  World  Wide  Web  sites,   www.infomagic.com  and
www.windowsmegasite.com, and any other Web sites owned or operated by the Company.

     2. EXCHANGE OF STOCK.

     2.1 EXCHANGE. At the Closing, Stockholders will transfer all of the Shares, free and clear of any Encumbrance, to Purchaser, and Purchaser will issue to Stockholders, in the aggregate, 200,000 shares of the common stock, $.001 par value per share, of Purchaser (the "EBIZ SHARES"), subject to the restrictions set forth in Section 4 below. The parties intend the Ebiz Shares to be priced at the closing bid price of such shares on the effective date of this Agreement. The parties intend the Transaction to qualify as a reorganization under Section 368(a)(1)(B) of the Code.

     2.2 REGISTRATION. At the Closing, the Purchaser and the Stockholders will enter into the Registration Rights Agreement in form as attached hereto as
Exhibit 2.2.

     3. CLOSING. The Closing will take place on March 30, 2000 at 10:00 a.m. at the offices of Lewis and Roca LLP, counsel for the Purchaser, 40 North Central Avenue, Phoenix, Arizona, or at another agreed upon time and place.

     4. RESTRICTIONS ON EBIZ SHARES.

     4.1 RESTRICTED SECURITIES. The Ebiz Shares are not registered under the Securities Act, or any state securities laws. Accordingly, anything in this Agreement to the contrary notwithstanding, the Stockholders may not sell, transfer, assign, pledge or otherwise dispose of any portion of the Ebiz Shares
(a) until a registration statement with respect to the Ebiz Shares has been filed with the SEC and declared effective or (b) except pursuant to an exemption from registration under the Securities Act and applicable state laws.

     4.2 LOCK-UP. The Stockholders may not sell, transfer, assign, pledge or otherwise dispose of any portion of the Ebiz Shares, except with the written consent of Purchaser or as otherwise provided in this Section 4.2. Commencing on the one-month anniversary of the date the registration statement as contemplated in the Registration Rights Agreement attached hereto, is declared effective by the SEC and on each one-month anniversary thereafter, one-twelfth (16,667) of the Ebiz Shares shall be released from restrictions.

     4.3 RESTRICTIVE LEGENDS

          (a) The Ebiz Shares shall bear the following restrictive legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE (A) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED; AND (B) MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, AS SET FORTH IN A CERTAIN STOCK EXCHANGE AGREEMENT DATED AS OF MARCH 22, 2000, A COPY OF WHICH WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST.

          (b) At such time as the restrictions set forth in this Section 4 lapse or otherwise become inapplicable, the Stockholders may tender the Ebiz Shares, to Purchaser's transfer agent for issuance of a new certificate for such shares that do not bear the foregoing restrictive legend.

     5. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. Each Stockholder, jointly and severally, represents and warrants to Purchaser that:

     5.1 SHARE OWNERSHIP. Stockholders are the lawful record and beneficial owners of the Shares which consist of 100,000 shares of the Company's Common Stock. The Shares constitute 100% of the outstanding capital stock of the Company.

     5.2 NO ENCUMBRANCES. Stockholder owns the Shares free and clear of any Encumbrance. There are no undisclosed interests in the Shares, nor does Stockholder know of any assertion of such an interest, or of any facts or circumstances which would give any person such an interest.

     5.3 NO RESTRICTIONS ON SALE. No provision of any Contract or Law to which Stockholder is a party, or to which the Shares are subject, would prevent, limit, or condition the sale of the Shares to Purchaser.

     5.4 NO DEFAULT. The execution, delivery, and performance of this Agreement by Stockholder will not (with or without the giving of notice or the passage of time) conflict with, result in a default under, or result in the creation of any Encumbrance pursuant to, any Contract or Law to which Stockholder is a party or by which the Shares are subject.

     5.5 AUTHORITY AND AUTHORIZATION. Stockholder has the full power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. Stockholder has (a) taken all actions, and (b) secured all Permits required to authorize the execution, delivery and consummation of this Agreement and the Transaction.

     5.6 BINDING EFFECT. This Agreement, and each other document executed by Stockholder in connection with this Agreement, constitutes the valid, binding and enforceable obligation of Stockholder.

     5.7 DISCLOSURE. No representation or warranty by Stockholder in this Agreement (a) contains any untrue statement of a material fact or (b) omits to state any material fact required to make the statements made in this Agreement not misleading. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of any investigation by Purchaser or its representatives.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company and each Stockholder, jointly and severally, represent and warrant to Purchaser that:

     6.1 ORGANIZATION AND AUTHORITY TO CONDUCT BUSINESS; CORPORATE ACTION

          (a) The Company is duly organized, validly existing and in good standing under the laws of Arizona. The Company has all requisite corporate power and authority to carry on its business as now being conducted, to own, lease, or operate its properties and to consummate the Transaction. The Company has delivered to Purchaser complete copies of the Company's certificate of incorporation and bylaws as amended.

          (b) All necessary corporate action has been taken to approve this Agreement and the Transaction, including without limitation, approvals of the Company's board of directors and its stockholders.

     6.2 AUTHORIZATION AND APPROVAL OF AGREEMENT. The Company has taken all actions and has secured all Permits required to authorize the execution, delivery, and consummation of this Agreement and the Transaction.

     6.3 BINDING EFFECT. This Agreement, and each document executed by the Company in connection with this Agreement, constitutes the valid, binding and enforceable obligation of the Company.

     6.4 EXECUTION, DELIVERY AND PERFORMANCE OF AGREEMENT. The execution, delivery, and performance of this Agreement by the Company will not (with or without the giving of notice or the passage of time) conflict with, result in a default under, or result in the creation of any Encumbrance pursuant to, (a) the Company's certificate of incorporation or bylaws or (b) any Contract or Law to which the Company is a party or by which it may be bound.

     6.5 SUBSIDIARIES. The Company does not own, directly or indirectly, any equity capital stock or other equity interest in any other business entity.

     6.6 CAPITALIZATION. The authorized, issued, and outstanding capital stock of the Company, and the record and beneficial owners of such capital stock, are as set forth on Schedule 6.6. Except as set forth on Schedule 6.6, there are no outstanding Security Rights under which the Company or any Stockholder is or may become obligated to issue, assign or transfer any shares of the capital stock of the Company. All the Shares are validly issued and outstanding, fully paid and nonassessable.

     6.7 TRANSACTIONS WITH AFFILIATES. The Company has not, directly or indirectly, (a) purchased, sold, leased, or otherwise acquired or disposed of any property; (b) obtained any services from or furnished any services to; or
(c) otherwise dealt with, any Stockholder, or any stockholder of an Affiliate of the Company, except for compensation for services as a director, officer, or employee of the Company. The Company does not owe any amount to, is not owed any amount by, and does not have any Contract with or commitment to any Stockholder, director, officer, employee, or consultant, except for Contracts for current services not yet due. No property or assets of any Stockholder, or any Affiliate of any Stockholder, is used by the Company.

     6.8 ABSENCE OF UNDISCLOSED LIABILITIES. The Company's balance sheets, income statements and cash flow statements (the "FINANCIAL STATEMENTS") for the year ending September 30, 1999, 1998 and 1997 and for the three months ended December 31, 1999 (the "FINANCIAL STATEMENT DATES"), each of which has been delivered to Purchaser, have been prepared in accordance with United States generally accepted accounting procedures consistently applied. As of the Financial Statements Date, the Company had no material debts or liabilities except as disclosed in the Financial Statements or this Agreement. Since the Financial Statements Date, the Company has not incurred any additional material debts or liabilities other than in the ordinary course of operating the Business.

     6.9 LITIGATION. There is no Proceeding pending or, to the Company's or the Stockholders' knowledge, threatened, and there is no Order in effect or, to the Company's or the Stockholders' knowledge, threatened against or relating to (a) the Company, (b) the Company's officers, directors, or employees, (c) the Company's properties, assets, or business, or (d) the Transaction. Neither the Company nor any of the Stockholders knows, or has reason to know, of any basis for such a Proceeding or Order.

     6.10 BANKRUPTCY PROCEEDINGS. The Company is not involved in any Proceeding by or against it (a) under state or federal bankruptcy laws, (b) under any other insolvency or debtors' relief act, or (c) for the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official.

     6.11 TAXES.

          (a) The Company has paid, or will pay before their due date, all Taxes due on or before the Closing and has reserved amounts necessary to pay Taxes due after the date hereof with respect to periods ending on or before the date hereof;

          (b) The Company has timely filed, or will timely file, all tax returns required in connection with any Taxes, and has not made any requests for extensions. All such returns are accurate and comply with applicable Law;

          (c) The Company has made all deposits required by law and (i) has not been delinquent in the payment of any Tax or (ii) has paid any penalty associated with a delinquency; and

          (d) The Company is not subject to any Tax audit, has no reassessment of any Tax currently proposed, and knows of no basis for any such reassessment.

     6.12 COMPLIANCE WITH LAWS, PERMITS, AND CONTRACTS.

          (a) The Company has  complied in all material  respects  with all Laws
     applicable  to  its  Business,   Properties  and  operations  as  presently
     conducted;

          (b) The Company have secured and is in compliance with all material Permits required for its Business, Properties and operations as presently conducted;

          (c) The Company has not offered, paid, or agreed to pay money or anything of value for the purpose of, or with the intent of, obtaining or maintaining business for the Company, or otherwise benefiting the Company, in violation of any Law (including Section 30A(a) of the Securities Exchange Act of 1934, as amended); and

          (d) The ownership and present use of the Company's properties, and the conduct of its business (i) does not materially conflict with the rights of any other person, and (ii) will not (with or without the giving of notice or the passage of time) conflict with or result in a default under (A) the Company's certificate of incorporation or bylaws or (B) any Contract or Law to which the Company is a party or by which it is affected.

     6.13  ENFORCEABILITY  OF  CONTRACTS;  NO  DEFAULTS.  Except as set forth in
Schedule 6.13, (a) all Contracts identified in this Agreement to which the Company is a party are effective, valid, binding and enforceable in accordance with their terms and (b) neither the Company nor any Stockholder knows, or has reason to know, of any material default (or event which, after notice or lapse of time, would constitute a material default).

     6.14 ENVIRONMENTAL MATTERS

          (a) The Company is in material compliance with Environmental Laws;

          (b) The Company has secured all Permits, if any, required under Environmental Laws for the operation of the Businesses (and such Permits, if any, are listed on Schedule 6.14);

          (c) Neither the Company nor any Stockholder knows, or has reason to know, of any pending or threatened Proceedings against the Company with respect to Environmental Laws;

          (d) Neither the Company nor any Stockholder knows, or has reason to know, of any act attributable to the Company that could give rise to liability under CERCLA or any other Environmental Law. Neither the Company nor any Subsidiary has submitted notice pursuant to Section 103 of CERCLA with respect to any of the Properties;

          (e) The Company does not own or operate any underground storage tanks; and

          (f) No Hazardous Materials have been released, discharged, deposited, emitted, leaked, spilled, poured, emptied, injected, dumped or disposed of on, in, or under the Properties by the Company in a manner that violates any applicable Environmental Law.

     6.15 PROPERTIES. SCHEDULE 6.15 LISTS:

          (a) (i) All real property owned, leased or used by the Company; (ii) the terms on which the Company owns, leases or uses such property; and
     (iii) the terms of any Encumbrances affecting such property; and

          (b) (i) All tangible personal property (other than inventory and supplies) owned, leased or used by the Company; (ii) the terms on which the Company owns, leases, or uses such property; and (iii) the terms of any Encumbrances affecting such property.

The Company has good title to all material Properties, free of any Encumbrance, except (1) Properties sold or otherwise disposed of in the ordinary course of the Business after the Financial Statements Date or (2) as set forth in the Financial Statements or in Schedule 6.15. The Properties are in good operating condition and repair, are suitable for the purposes used, and are adequate for the current operations of the Company. Neither the Company nor any Stockholder knows, or has reason to know, of any pending or threatened condemnation affecting the Properties.

     6.16 INSURANCE. Schedule 6.16 lists all insurance policies insuring the Company, and all performance bonds issued in favor of the Company, specifying
(a) the name of the insurer or bonding the Company, (b) the risk insured or bonded against, (c) the limits of coverage, (d) the deductible (if any), (e) the premium (including any proposed premium increases known to the Company), (f) any notice of cancellation or nonrenewal received by the Company, and (g) the date through which coverage will continue by virtue of premiums already paid.

     6.17 CONTRACTS. Schedule 6.17 lists:

          (a) Each loan, conditional sales, or security agreement of the Company with an unpaid balance, including accrued interest;

          (b) Each license agreement relating to intellectual property of the Company (other than licenses for "OFF-THE-SHELF" software or licenses incidental to leases of computers, office or photographic equipment used in the ordinary course of the business); and

          (c) All Contracts of the Company, but excluding (i) Contracts listed or excluded elsewhere in this Agreement and (ii) any Contract entered into in the ordinary course of business terminable by the Company without penalty upon less than 30 days notice.

     6.18 EMPLOYMENT MATTERS.

          (a) Schedule 6.18 lists: (i) all Employment Contracts and Employment Plans to which the Company is a party or is bound or which relate to the operation of the Business, if any, and (ii) the names and current annual rates of compensation of all personnel (including employees and independent contractors).

          (b) The Company (i) is in material compliance with all Laws regulating employment practices, terms and conditions of employment and wages and hours; (ii) is not subject to any unfair labor practice complaint or other petition before the National Labor Relations Board; (iii) is not subject to any labor strike, dispute, slow-down or stoppage; (iv) is not subject to any Proceeding arising out of or under collective bargaining agreement; and
     (v) has not experienced any primary work stoppage or other labor difficulty involving its employees during the past three years.

          (c) The Company has administered and maintained the Employment Plans, if any, in material compliance with all applicable Laws. Neither the Company nor any Stockholder knows, or has reason to know, of any prohibited transaction (as defined in ERISA) relating to any Employment Plan.

     6.19 NO GUARANTIES. The Company has not guaranteed the obligations or liabilities of any other person or entity.

     6.20 INTELLECTUAL PROPERTY.

          (a) Schedule 6.20 lists all Intellectual Property that the Company owns, uses, or has registered. The Company is not obligated to pay any royalty with respect to any Intellectual Property. Neither the Company nor any Stockholder knows, or has reason to know, of (a) any pending or threatened Proceedings alleging that the Company has infringed on any third party's Intellectual Property or (b) any basis for such Proceedings.

          (b) The Company owns all right, title and interest in and to the Intellectual Property, including without limitation, any Intellectual Property that has been designed or developed by the Stockholders or employees or independent contractors of the Company.

     6.21 INFORMATION TECHNOLOGY.

          (a) Schedule 6.21 sets forth a list of the Company's Software. Except as otherwise noted in Schedule 6.21, all of the Software complies with the necessary requirements to function effectively on and after this date and is "YEAR 2000 COMPLIANT." A description of any Software material to the Business that is not "YEAR 2000 COMPLIANT" or otherwise cannot function effectively as of this date, and an estimate of the expenditures necessary to upgrade or replace such Software are included in Schedule 6.21.

          (b) To the extent any of the Software has been designed or developed by the Stockholders or any of the Company's employees or independent contractors, such Software is original and capable of copyright protection in the United States and the Company has complete rights to and ownership of such Software, including possession of, or ready access to, the source code for such Software in its most recent version. No part of any such Software is an imitation or copy of, or infringes upon, the software of any other person or entity, or violates or infringes upon any common law or statutory rights of any person or entity, including without limitation, rights relating to defamation, contractual rights, copyrights, trade secrets and rights of privacy or publicity. Neither the Company nor any Stockholder has sold, assigned, licensed, distributed or in otherwise disposed of or encumbered any of the Software.

          (c) To the extent licensed from a third party, the Company holds the Software pursuant to valid license agreements and is in full compliance with all material terms of such license agreements.

          (d) Schedule 6.21 sets forth the current physical location of the computer server currently hosting the Company's Web Sites. Such server is validly owned, or a portion thereof is validly leased, by the Company. The applicable Internet hosting contract that describes the Company's contractual obligations, terms of the contract, associated costs, corporate information of the host and amount of bandwidth to which the server is connected to the Internet has been previously provided to Purchaser.
     Schedule 6.21 further sets forth (a) the name and IP address of each Web Site homepage, when the homepage was granted, the date and amount of the next annual payment, and the requirements or limitations for termination, if any (b) a list of any an all software that can be downloaded from the Web Sites and (c) a list of any license agreements displayed on the Web Sites prior to downloading any particular software. The Web Sites contain all legal disclaimers believed by the Company to be required or appropriate.

     6.22 RECEIVABLES. All receivables reflected in the Financial Statements, and all receivables which have arisen since the Financial Statement Date, arose from transactions in the ordinary course of business. The Company expects such receivables to be (or to have been) fully collected when due, except to the extent of the normal allowance for doubtful accounts as reflected on the Financial Statements.

     6.23 RECORDS. The Books of the Company are complete and correct in all material respects. Neither the Company nor any Stockholder knows of any material transactions involving the Company which properly should have been, but are not, set forth in the Books.

     6.24 OFFICIAL FILINGS COMPLETE. The Company has made all necessary Government filings except where the failure to make such filings would not have a material adverse effect on the Business or the Company's financial condition.

     6.25 ABSENCE OF CHANGES OR EVENTS. Since the Financial Statements Date the Company has conducted business only in the ordinary course and has not taken, entered into any agreement, or made any commitment to take, any of the following actions:

          (a) Incurred any obligation or liability, except liabilities (i) for trade or business obligations incurred in the ordinary course of business or (ii) which do not materially affect its business or financial condition;

          (b) Paid any  obligation or liability  other than current  liabilities
     (i) shown on the Financial Statements or (ii) incurred since the Financial Statements Date in the ordinary course of business;

          (c) Declared or paid dividends or other distributions to any of the Stockholders or purchased, retired or redeemed, or obligated itself to purchase, retire or redeem, any of its capital stock or other securities;

          (d) Issued or sold any shares of, or Security Rights to, its capital stock or other securities;

          (e) Acquired any capital stock of, interest in, or other securities of any business entity, or otherwise made any loan or advance to or investment in any business entity;

          (f) Subjected any of its property, business or assets to any Encumbrance, except in the ordinary course of business;

          (g) Sold or otherwise disposed of any material assets, except in the ordinary course of business;

          (h) Canceled, compromised, waived, or released any debt, claim, or right of substantial value, except in the ordinary course of business;

          (i) Received or given notice of termination of any Contract whose termination has had, or may have, a material adverse effect on its business or financial condition;

          (j) To its knowledge, or the knowledge of any Stockholder, experienced any labor union organizing activity, had any actual or threatened employee strikes, work stoppages, slow-downs, or lock-outs, or had any material change in the terms of agreements with its employees, agents, customers or suppliers;

          (k) Made or agreed to make any change in the compensation payable to any director, officer, or employee;

          (l) Acquired any capital assets which cost in excess of an aggregate of $10,000;

          (m) Instituted,  settled or agreed to settle any material  Proceeding;
     or

          (n) Suffered any change, event, condition, damage, destruction, or loss having a material adverse affect on its business or financial condition.

     6.26 DATABASE. Notwithstanding anything to the contrary herein, the Company's database has a minimum of 40,000 active listees.

     6.27 DISCLOSURE. No representation or warranty by the Company in this Agreement (a) contains any untrue statement of a material fact or (b) omits or will omit to state any material fact required to make the statements made in this Agreement not misleading. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of any investigation by Purchaser or its representatives.

     7. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Stockholders that:

     7.1 ORGANIZATION AND AUTHORITY; CORPORATE ACTION

          (a) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on its business as now being conducted, to own, lease, or operate its properties, to enter into this Agreement and to consummate the Transaction.

          (b) All necessary corporate action has been taken to approve this Agreement and the Transaction, including without limitation, approval of Purchaser's board of directors.

     7.2 AUTHORIZATION AND APPROVAL OF AGREEMENT. Purchaser has taken all actions and has secured, or will secure before the Closing, all Permits required to authorize the execution, delivery, and consummation of this Agreement and the Transaction.

     7.3 BINDING EFFECT. This Agreement, and each document executed by Purchaser
in  connection  with  this  Agreement,   constitutes  the  valid,   binding  and
enforceable obligation of Purchaser.

     7.4 EXECUTION, DELIVERY AND PERFORMANCE OF AGREEMENT. The execution, delivery, and performance of this Agreement by Purchaser will not (with or without the giving of notice or the passage of time) conflict with, result in a default under, or result in the creation of any Encumbrance pursuant to (a) Purchaser's certificate of incorporation or bylaws or other governing documents or (b) any Contract or Law to which Purchaser is a party or by which it may be bound.

     7.5 INVESTMENT INTENT. Purchaser acknowledges that (a) the Shares are not registered under the Securities Act, and (b) Purchaser may not resell the Shares unless they are registered or exempt from registration. Purchaser is acquiring the Shares for its own account, for investment purposes only and not with a view toward their distribution.

     7.6  LITIGATION.   There  is  no  Proceeding  pending  or,  to  Purchaser's
knowledge, threatened and there is no Order in effect or, to Purchaser's knowledge, threatened against or relating to the Transaction and Purchaser does not know, or have reason to know, of any basis for such a Proceeding or Order.

     7.7 DISCLOSURE. No representation or warranty by Purchaser in this Agreement (a) contains or will contain any untrue statement of a material fact or (b) omits or will omit to state any material fact required to make the statements made in this Agreement not misleading. The representations and warranties contained in this Agreement will not be affected or deemed waived by reason of any investigation by the Company, Stockholders, or their representatives.

     8. OBLIGATIONS AT AND AFTER CLOSING.

     8.1 COMPANY AND STOCKHOLDER DELIVERIES. On the date hereof, the Company and Stockholders will deliver to Purchaser:

          (a)  stock   certificates  for  the  Shares,   endorsed  in  blank  or
     accompanied by separately executed stock powers.

          (b) a certificate dated the date of the Closing executed by the Stockholders, in their individual capacity and on behalf of the Company, stating that all representatives and warranties as set forth in Section 5 and Section 6 above, are true and accurate as of the date of the Closing;

          (c) an opinion of the Company's and the Stockholders' counsel, dated the date of the Closing, stating that (i) the Company is validly organized and in good standing under the laws of the State of Arizona; (b) the Shares are validly issued, fully paid and nonassessable; and (c) this Agreement, and the other agreements contemplated herein, are enforceable against the Company and the Stockholders in accordance with their terms.

     8.2 PURCHASER DELIVERIES. On the date hereof, Purchaser will deliver to the
Stockholders:

          (a) a certified instruction for issuance of the Ebiz Shares to the Stockholders; and

          (b) an opinion of Purchaser's counsel, dated the date hereof, stating that (i) Purchaser is validly organized and in good standing under the laws of the State of Nevada; (b) the Ebiz Shares, when issued, will be validly issued, fully paid and nonassessable; and (c) this Agreement, and the other agreements contemplated herein, are enforceable against Purchaser in accordance with their terms.

     8.3 ADDITIONAL AGREEMENTS. On the date hereof, the Stockholders and Purchaser shall execute and deliver to each other the Registration Rights Agreement with respect to the Ebiz Shares.

     8.4 ADDITIONAL DOCUMENTS. After the Closing, each party will execute and deliver other documents and take further action, as any other party reasonably deems necessary, to carry out the transactions contemplated by this Agreement, to more effectively transfer the Shares to Purchaser, to confirm Purchaser's title to the Shares or to put Purchaser in possession and operating control of the Company.

     9. RESTRICTIVE COVENANTS.

     9.1 NONCOMPETITION. Each of the Stockholders agrees that he will not, directly or indirectly, for a period of three years following the date of this Agreement, engage in the development, management or ownership of any other business that would be competitive with (a) any business conducted by the Company on the date hereof or (b) any business operated by Purchaser through its World Wide Web site, www.TheLinuxStore.com, on the date hereof, or acquire or retain any financial ownership interest in any business which is so engaged anywhere within the United States. The foregoing notwithstanding, nothing in this Agreement shall prohibit any Stockholder from owning up to 1% of the outstanding common stock of any publicly traded company, regardless of whether such company is a competitor of the Company or Purchaser.

     9.2 REASONABLE RESTRICTION. In light of the Stockholders' knowledge and experience in the Linux community, each Stockholder agrees that the covenant set forth in Section 9.1 above is (a) necessary to protect the interests of Purchaser and the Company and (b) reasonable in scope, geographic area and duration.

     9.3 REMEDIES. Each Stockholder agrees that a violation of the covenant set forth in Section 9.1 above would cause the Company and Purchaser to suffer irreparable harm for which damages would be difficult, if not impossible, to ascertain and monetary damages would be inadequate. Accordingly, in addition to all other remedies the Company and Purchaser may have at law or equity, each Stockholder agrees that Purchaser and the Company shall be entitled to seek and obtain temporary and/or permanent injunctive relief for any violations or threatened violations of Section 9.1 above.

     10. INDEMNIFICATION

     10.1 AGREEMENT TO INDEMNIFY. Each of the Company, the Stockholders and Purchaser (each, an "INDEMNIFYING PARTY") agrees to indemnify and hold each other party (each, an "INDEMNIFIED PARTY" harmless in respect of the aggregate of all indemnifiable damages incurred by such Indemnified Party. For this purpose, "indemnifiable damages" means all expenses, losses, costs, deficiencies, liabilities and damages (including related counsel fees and expenses) incurred or suffered by an Indemnified Party resulting from (a) any inaccurate representation or warranty made by the Indemnifying Party in or pursuant to this Agreement, as the case may be; or (b) any default in the performance of any of the covenants or agreements made by an Indemnifying Party in this Agreement. Without limiting the generality of the foregoing, with respect to the measurement of "indemnifiable damages," the Indemnified Party shall have the right to be put in the same financial position as it would have been in had each of the representations and warranties of the Indemnifying Party been true and correct and had each of the covenants of the Indemnifying Party been performed in full, but shall specifically exclude any consequential or punitive damages.

     10.2 QUALIFICATIONS. The foregoing obligation of an Indemnifying Party to indemnify an Indemnified Party in Section 10.1 shall be subject to each of the following qualifications:

          (a) Each of the representations and warranties made by each party to this Agreement or pursuant hereto, shall survive for a period of two years after the date hereof, notwithstanding any investigation at any time made by or on behalf of the other parties, and thereafter all such representations and warranties shall be extinguished; PROVIDED, HOWEVER, that the representations and warranties made by the Company in Section 6.11 hereof shall in each case survive until the first anniversary of the later of (i) the date on the which applicable period of limitation on assessment or refund of tax has expired, or (ii) the date on which the applicable taxable year (or portion thereof) has been closed. No claim for the recovery of indemnifiable damages may be asserted by an Indemnified Party against a Indemnifying Party or its successors in interest after such representations and warranties shall be thus extinguished; provided, however, that claims first asserted in writing within the applicable period shall not thereafter be barred.

          (b) Each Indemnified Party acknowledges and consents that it may seek to recover by any legal means indemnifiable damages directly from an Indemnifying Party or its successors in interest. Each Indemnified Party agrees to give prompt written notice to each Indemnifying Party of each claim for indemnifiable damages which it believes it has suffered; PROVIDED, HOWEVER, that no delay in the giving of such notice shall affect the rights of an Indemnified Party to recover indemnifiable damages hereunder except to the extent that the Indemnifying Party suffers actual damages caused by such delay. Upon receipt of such notice, the Indemnifying Party shall assume the defense of any such claim through counsel of its own choosing; PROVIDED, HOWEVER, that assumption of the defense by the
     Indemnifying Party shall constitute an agreement to indemnify the Indemnified Party against any judgment or settlement arising from such claim, subject to the limitations hereinafter set forth. If the

     Indemnifying Party declines to assume any such defense, it or he shall be liable for all costs and expenses of defending such claim, including reasonable fees and disbursements of counsel. In such event, after having first provided the Indemnifying Party an opportunity to fulfill the Indemnifying Party's obligations to the Indemnified Party hereunder, the Indemnified Party then brings any action against the Indemnifying Party upon any claim under this Section, the Indemnifying Party shall be liable to the Indemnified Party for its reasonable fees and disbursements of counsel in connection therewith if the Indemnified Party prevails in the action.

          (c) In no event shall the liability of any party under this Agreement exceed $700,000.

     11. GENERAL.

     11.1 INTEGRATION AND AMENDMENT. This Agreement constitutes the entire agreement of the parties, and supersedes all prior agreements or understandings among the parties, with respect to its subject matter. This Agreement may be amended only in a written agreement signed by all of the parties.

     11.2 WAIVERS. No waiver under this Agreement is valid unless it is in writing and signed by the party giving the waiver. A waiver of a particular matter does not waive a subsequent or similar matter.

     11.3 EXPENSES.

          (a) Each party is solely responsible for its own expenses relating to the preparation, execution, and consummation of this Agreement and the Transaction PROVIDED, HOWEVER, that the Company shall not bear any such costs or expenses.

          (b) In any Proceeding arising under or related to this Agreement the prevailing party is entitled, in addition to other amounts it recovers, to have the other party pay all costs and expenses (including reasonable attorneys' fees) incurred in connection with the Proceeding.

          (c) Each party is solely responsible for, and indemnifies the other parties against, obligations to any broker, finder or intermediary retained by it.

     11.4 BINDING EFFECT. This Agreement is binding upon, and inures to the benefit of, each party and its successors and assigns.

     11.5 NO BENEFIT TO OTHERS. This Agreement is solely for the benefit of the parties (and their successors and assigns) and does not confer any rights on any other persons.

     11.6 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement, as determined by a court of competent jurisdiction, shall not affect the validity or enforceability of the other provisions of this Agreement or this Agreement as a whole. Any invalid or unenforceable provision hereof shall be deemed modified to the least extent necessary to make such provision valid and enforceable in accordance with the intent of the parties.

     11.7 CONSTRUCTION AND HEADINGS. Whenever a singular word is used in this Agreement it also includes the plural if required by the context, and vice versa. Paragraph headings are for convenience only and do not define or limit the contents of a paragraph.

     11.8 COOPERATION. In order to carry out this Agreement, each party will cooperate, take further action, and execute and deliver further documents as reasonably requested by any other party.

     11.9  COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, all of which taken together are one original.

     11.10 GOVERNING LAW. This Agreement shall be governed by the Laws of the State of Arizona, without regard to conflicts of law principles. Exclusive jurisdiction and venue for any litigation arising under this Agreement is in the federal and state courts sitting in Maricopa County, Arizona.

     11.11 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of other parties PROVIDED, HOWEVER that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its reasonable efforts to advise the other parties prior to making the disclosure.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        PURCHASER:

                                        EBIZ ENTERPRISES, INC.


                                        By: /s/ Jeffrey I. Rassas
                                           -------------------------------------

                                        Name: Jeffrey I. Rassas
                                             -----------------------------------

                                        Title: Chief Executive Officer
                                              ----------------------------------


                                        COMPANY:

                                        INFOMAGIC, INC.


                                        By: /s/ Joel Goldberger
                                           -------------------------------------

                                        Name: Joel Goldberger
                                             -----------------------------------

                                        Title: President
                                              ----------------------------------


                                        STOCKHOLDERS:

                                        /s/ Kim Goldberger
                                        ----------------------------------------
                                        Kim Goldberger

                                        /s/ Joel Goldberger
                                        ----------------------------------------
                                        Joel Goldberger